UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2019

BIOCARDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Shoreway Road, Suite B San Carlos, California 94070
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 226-0120

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BCDA	The Nasdaq Capital Market
Warrant to Purchase Common Stock	BCDAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 26, 2019, BioCardia, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 4,429,942 shares of the Company’s common stock, representing 64.91% of the voting power of the shares of the Company’s common stock as of September 30, 2019, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. The matters before the annual meeting are described in more detail in the Company’s definitive proxy statement filed with the United States Securities and Exchange Commission on October 15, 2019.

Proposal 1 – Election of Directors. The following nominees were elected as Class III directors to serve until the 2022 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-votes

Richard Krasno, Ph.D..	2,848,831	40,788	1,540,323

Jay M. Moyes	2,848,831	40,788	1,540,323

Simon H. Stertzer, M.D.	2,847,620	41,999	1,540,323

Proposal 2 – To approve an increase in the number of shares reserved under our 2016 Equity Incentive Plan. The amendment to the 2016 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the 2016 Plan by 300,000 shares to a new total of 1,179,976 shares was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes
2,834,511	54,473	635	1,540,323

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2019 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-votes
4,426,619	3,242	81	---

Proposal 4 – To approve the repricing of certain stock options granted under our 2002 Stock Plan and 2016 Equity Incentive Plan. The one-time repricing of outstanding stock options granted to employees and service providers, covering 515,036 shares of common stock, under the 2002 Stock Plan and 2016 Equity Incentive Plan of the Company was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes
2,834,205	54,772	642	1,540,323

Proposal 5 – Approval of the Company’s Executive Compensation. The Company’s executive compensation was approved.

Votes For	Votes Against	Abstentions	Broker Non-votes
2,881,426	7,016	1,177	1,540,323

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCARDIA, INC.

By: /s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Date: November 29, 2019